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DULLES FINANCIAL CORPORATION
P. O. Box 2776, Leesburg, VA 20177

EQUIPMENT LEASE AGREEMENT

Agreement No. 490102005

This document was written in "Plain English". The words "YOU" and "YOUR" refer to the Customer. The words "WE", "US" and "OUR" refer to Dulles Financial Corporation, the Lessor.

CUSTOMER INFORMATION:

CAMPUS TECH, INC. — 54-1625868
FULL LEGAL NAME OF CUSTOMER — DBA — FEDERAL TAX ID #

803 SYCOLIN ROAD SUITE 204 — LEESBURG — Virginia — 20175 — 703-777-9100
STREET ADDRESS — CITY — STATE — ZIP — PHONE

BILLING NAME (if different from above) — BILLING STREET ADDRESS

CITY — STATE — ZIP — PHONE

EQUIPMENT LOCATION (if different from above)

SUPPLIER INFORMATION: HEWLETT PACKARD COMPANY 301 ROCKRIMMAN BLVD.
NAME OF SUPPLIER — STREET ADDRESS

COLORADO SPRINGS — CO — 80919
CITY — STATE — ZIP — PHONE

EQUIPMENT:

Quantity	Item description	Model no.	Serial no.
See Schedule "A" attached			

RENTAL TERMS

Term in months: 36

RENTAL PAYMENT AMOUNT $ 342.92

FIRST PAYMENT $ 360.07 Received

Rent Commencement Date: ______ Rental Payment Period is THIRTY-SIX months (unless otherwise indicated)

END OF LEASE OPTIONS: You will have the following options at the end of the original terms, provided the lease has not been terminated early and no event of default under the lease has occurred and is continuing. THE EQUIPMENT SHALL BE SOLD ON AN AS-IS, WHERE-IS BASIS. **If an option is not initialed below, option 1 will be designated as the Customer's choice.**

Initial ______ 1. Purchase the Equipment for fair market value plus any applicable taxes OR renew the lease per paragraph 1 OR return the Equipment per paragraph 6.
Initial ______ 2. Purchase the Equipment for 10% of the original cost of the Equipment as paid by Lessor plus any applicable taxes OR renew the lease per paragraph 1 OR return the Equipment per paragraph 6.
Initial RSF 3. Purchase the Equipment for $1.00.

ACCEPTANCE OF DELIVERY

You understand and agree that we have purchased the Equipment chosen solely by you from the Supplier chosen solely by you and if there are any warranty rights in the Equipment, by signature hereon, said warranty rights are hereby transferred to you for the term of this Agreement. By signing below you certify that all the Equipment listed above has been furnished to you and the delivery and installation have been fully completed to your satisfaction.

10-20-05 — CAMPUS TECH, INC. x Robert S. Frank — ROBERT S. FRANK — PRESIDENT
Date of Delivery — Customer — Signature — Title

TERMS AND CONDITIONS: (THIS IS A NON-CANCELABLE/IRREVOCABLE LEASE: THIS LEASE CANNOT BE CANCELLED OR TERMINATED.)

1. RENT. Rent will be payable in installments, each in the amount of the basic lease payment shown above plus any applicable sales taxes, use taxes and, where applicable, 1/12th of the amount estimated by us to be due and payable for personal property taxes on the Equipment for each year of this Agreement. We shall have the right to apply all sums, received from you, to any amounts due and owed to us under the terms of this Agreement. **The base rental amount shall be subject to adjustment, proportionately upward or downward, to comply with the tax laws of the state in which the Equipment is located. Therefore, if an adjustment is made, you authorize us to advance the tax and increase your monthly payment by an amount equal to the current tax percentage applied to the monthly rental rate shown above.** If a check is returned by your bank for any reason, we will assess a $30.00 charge against you.

2. TERM. This Agreement shall become valid only upon execution by all parties and your acceptance of the Equipment is a condition precedent for this Agreement to become effective. Once this Agreement is executed by all parties and "Acceptance of Delivery" of the Equipment has occurred, the term will begin on the Rent Commencement Date shown above and will continue from the first day of the following month for the number of consecutive months shown above. By execution of this Agreement, you also agree to pay us interim rent in an amount equal to 1/30th of the monthly rental multiplied by the number of day between the Rent Commencement Date and the first payment due date. The term of this Agreement will be extended automatically for successive six (6) month terms unless you send us written notice that you do not want this Agreement to be renewed at least thirty (30) days prior to the end of any term.

3. COMPUTER SOFTWARE. As to any computer software that is either listed above under "Equipment" or is part of the bundled software that is included in a computer system leased to you by us, we do not have nor will have any title to such software since said software's license(s) will be registered in your name. By execution hereon, you agree that we will have a secured interest in said software and you further agree to transfer and/or assign to us said computer software and/or said license(s) to such software upon repossession and/or return of the Equipment at the end of the lease term pursuant to this Agreement. We are not a party to nor do we have any responsibility whatsoever in regards to any computer software license agreements and/or the ability of the software to function per any specifications. **We make no warranties of merchantability, data accuracy, year 2000 compliance, system integration or fitness for use and/or any purpose, any take absolutely no responsibility for the function or defective nature of such software.**

4. OWNERSHIP OF EQUIPMENT. We are the owner of the Equipment and have sole title to the Equipment (excluding software). You agree to keep the Equipment free and clear of all liens and claims.

5. **Warranty disclaimer. We make no warranty, express or implied, that the Equipment is fit for a particular purpose or that the Equipment is merchantable. You agree that you have selected the supplier and each item of Equipment based upon your own judgment and disclaim any reliance upon any statements or representations made by us or any supplier. We do not take responsibility for the installation or performance of the Equipment. The supplier is not an agent of ours and nothing the supplier states can affect your obligation under the lease. We have no responsibility for any maintenance or support to be supplied by supplier. You will continue to make all payments under this agreement regardless of any claim or complaint of non-performance against supplier.**

6. LOCATION OF EQUIPMENT. You will keep and use the Equipment only at your address shown above and you agree not to move it unless we agree to it. At the end of the Agreement's term, you will return the Equipment to a location we specify at your expense, in retail resalable condition, full working order and in complete repair.

7. LOSS OR DAMAGE. You are responsible for the risk of loss or for any destruction of or damage to the Equipment. No such loss or damage relieves you from the payment obligations under this Agreement. You agree to promptly notify us in writing of any loss or damage and you will then pay to us the total of all unpaid lease payments for the full lease term plus the estimated fair market value of the Equipment at the end of the originally scheduled term, all discounted at six percent (6%) per year. Any proceeds of insurance will be paid to us and credited, at our option, against any loss or damage.

8. COLLATERAL PROTECTION AND INSURANCE. You agree to keep the Equipment fully insured against loss with us as loss payee in an amount not less than the replacement cost until this Agreement is terminated. You also agree to obtain a general public liability insurance policy from anyone who is acceptable to us and to include us as an insured on the policy. You agree to provide us certificates or other evidence of insurance acceptable to us or we will enroll you in our property damage coverage program and bill you a property damage surcharge as a result of our increased administrative costs and credit risk. As long as you are current at the time of the loss (excluding losses resulting from acts of God), the replacement value of the Equipment will be applied against any loss or damage as per paragraph 7. You must be current to benefit from this program. **Nothing in this paragraph will relieve you of your responsibility for liability insurance coverage on this Equipment.**

9. INDEMNITY. We are not responsible for any loss, injuries or damages, whether direct or consequential, caused by the installation or use of the Equipment.

10. TAXES AND FEES. You agree to pay when due all taxes (including personal property tax, fines and penalties) and fees relating to this Agreement or the Equipment. If we pay any of the above for you, you agree to reimburse us for said payment and, in addition, to pay us a processing fee of $100.00 for each payment we make on your behalf. You also agree to pay us the cost for any filing fees required in order for us to record the appropriate documentation to be granted a security interest in the Equipment pursuant to the Uniform Commercial Code or other law. You further agree to pay us $100.00 on the date the first lease payment is due to cover the expense of originating the Agreement.

11. ASSIGNMENT. YOU HAVE NO RIGHT TO SELL, TRANSFER, ASSIGN OR SUBLEASE THE EQUIPMENT OR THIS AGREEMENT. You understand that we, without prior notice, have the right to assign this Agreement to a financing source for financing purposes without your consent to such assignment. You understand that our assignee will have the same rights and benefits but they do not have to perform any of our obligations. You agree that the rights of an assignee will not be subject to any claims, defenses or setoff that you may have against us.

12. DEFAULT AND REMEDIES. If you do not pay any lease payment or other sum due to us when due, or if you break any of your promises in this Agreement or any other Agreement with us, you will be in default. If any part of a payment is late, you agree to pay a late charge of 15% of the payment which is late or, if less, the maximum charge allowed by law. If you are ever in default, we, without further notice to you, legal process or court order, and in our sole discretion, may retain your security deposit and terminate or cancel this Agreement and require you to (a) pay the unpaid balance of this Agreement (discounted at 6% per annum); (b) pay the amount of any purchase option and, if none is specified, 20% of the original Equipment cost which represents our anticipated residual value in the Equipment; (c) return the Equipment to us to a location designated by us; and (d) if we have to take possession of the Equipment, you agree to pay the cost of repossession, including but not limited to any rental, repair, refurbishment, seizure, storage, sale or re-letting of the Equipment or disposition of the Equipment and any charges, costs, expenses, interest or penalties properly assessed pursuant to the provisions of this Agreement. (The proceeds from any sale of any repossessed Equipment will be credited against what you owe to us under this Agreement.) We may recover interest on any unpaid balance at the rate of 18% per annum. We may also use any of the remedies available to us under Article 2A of the Uniform Commercial Code as enacted in the Commonwealth of Virginia or any other appropriate state. You also agree that any delay or failure by us to enforce our rights under this Agreement does not prevent us from enforcing any rights at a later time, and you agree that your rights and remedies herein are governed exclusively by this Agreement and you waive any rights you may have under Article 2A (508-522) of the Uniform Commercial Code. If we refer your default to an attorney for collection, you agree to pay our actual attorney's fees incurred by us or attorney's fees of 25% of the amount owed to us by you, whichever is greater, but in no event shall the charge be less than $300.00, plus all other actual court costs, and you agree that this term shall not be merged into any judgment and you shall continue to be liable for attorney's fees until you have paid your entire indebtedness.

TO SECURE OUR RIGHTS HEREUNDER, YOU AND ALL GUARANTORS HEREBY EMPOWER AND AUTHORIZE ANY ATTORNEY TO APPEAR FOR YOU BEFORE THE COURT HAVING JURISDICTION AND, AFTER ONE OR MORE DECLARATIONS FILED, CONFESSED JUDGMENT AGAINST YOU AND ALL GUARANTORS, EITHER JOINTLY OR SEVERALLY, FOR THE FULL AMOUNT OWED HEREUNDER (WHETHER BY NORMAL MATURITY OR BY ACCELERATION), PLUS INTEREST, COURT COSTS AND ATTORNEY'S FEES OF 25% OF THE AMOUNT DUE, BUT NOT LESS THAN $300.00, HEREBY WAIVING ALL EXEMPTIONS. YOU AND ALL THE GUARANTORS HEREBY AGREE THAT WE HAVE NO DUTY TO MITIGATE DAMAGES HEREUNDER BY FIRST TAKING ACTION TO RECOVER, SELL OR RE-LEASE THE EQUIPMENT, EXERCISE ANY OTHER RIGHTS OR REMEDIES THAT MAY BE AVAILABLE TO US UNDER THIS AGREEMENT, THE UNIFORM COMMERCIAL CODE OR ANY OTHER APPLICABLE LAW. NO REMEDY REFERRED TO IN THIS PARAGRAPH 12 IS INTENDED TO BE EXCLUSIVE, BUT EACH SHALL BE CUMULATIVE AND CONCURRENT TO THE EXTENT PERMITTED BY LAW AND SHALL BE IN ADDITION TO ANY OTHER REMEDY REFERRED TO ABOVE OR OTHERWISE AVAILABLE TO US AT LAW OR IN EQUITY.

13. UCC FILINGS. You grant us a security interest in the Equipment if this Agreement is deemed a secured transaction and you authorize us to record a UCC-1 financing statement or similar instrument, and appoint us your attorney-in-fact to execute and deliver such instrument, in order to show our interest in the Equipment.

14. SECURITY DEPOSIT. The Security Deposit is payable upon execution and is non-interest bearing. It is solely being held by us to secure your performance under this Agreement. Any Security Deposit made may be applied by us to satisfy any amount owed by you, in which event you will promptly restore the Security Deposit to its full amount as set forth above. If all conditions herein are fully complied with and provided you have not ever been in default of this Agreement per paragraph 12, the Security Deposit will be refunded to you after the return of the Equipment in accordance with paragraph 6. In the event this Agreement does not commence, the Security Deposit, at our option, may be retained by us to compensate us for our documentation, processing and other expenses.

15. LAW. This Agreement shall be deemed fully executed and performed in the Commonwealth of Virginia or in the home state of whoever holds the Lessor's interest as it may be assigned from time to time per paragraph 11. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia or the laws of the home state of Lessor's assignee. You expressly and unconditionally consent to the jurisdiction and venue of any court in the Commonwealth of Virginia and waive the right to trial by jury for any claim or action arising out of or relating to this Agreement or the Equipment. Furthermore, you waive the defense of *Forum Non Conveniens*.

16. FACSIMILE AS ORIGINAL. You agree that a faxed copy of this Agreement shall be considered the original and shall become a binding agreement for the purposes of any enforcement action under this Agreement, and you hereby waive any right you may have to challenge, in court, the authenticity of a faxed copy of this Agreement. Further, you agree to submit the original Agreement, together with the required Security Deposit to Lessor or its assignee via overnight courier the same day of the facsimile transmission of the Agreement.

17. BUSINESS PURPOSES. By execution below, you hereby certify that the Equipment leased from us pursuant to this Agreement is for business purposes only.

18. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between you, the Customer, and us in regards to the listed Equipment and supercedes any purchase order, outstanding invoice, or prior or contemporaneous communications, representations or agreements, whether oral or written. There are no representations, statements, inducements or other agreements other than those herein expressed. This Agreement may be modified only by written agreement and not by course of performance.

19. SEE ADDENDUM TO LEASE

LESSEE ACCEPTANCE: CAMPUS TECH, INC.
Signature: Robert S. Frank
Print Name/Title: ROBERT S. FRANK, PRESIDENT
Date: 10-20-05

LESSOR ACCEPTANCE:

DULLES FINANCIAL CORPORATION
By: [signature]
Richard McCary, President
Date: 10-20-05

GUARANTY

As additional inducement for us to enter into this Agreement, the undersigned ("you"), jointly and severally, unconditionally personally guarantee(s) that the Customer will make all payments and meet all obligations required under this Agreement and any supplements fully and promptly. You agree that we may make other arrangements including compromise or settlement with the Customer and you waive all defenses and notice of those changes and will remain responsible for the payment and obligations of this Agreement. We do not have to notify you if the Customer is in default. If the Customer defaults, you will immediately pay in accordance with the default provision of this Agreement all sums due under the terms of this Agreement and will perform all the obligations of this Agreement. If it is necessary for us to proceed legally to enforce this guaranty, you expressly consent to the jurisdiction of the court set out in paragraph 15 and you agree to pay our actual attorney's fees incurred or attorney's fees of 15% of the amount owed to us, whichever is greater, plus all other actual court costs, and you agree that this term of this Guaranty shall not merge into any judgment, but shall continue to accrue attorney's fees until you have paid the entire indebtedness. It is not necessary for us to proceed first against the Customer or the Equipment before enforcing this Guaranty. By signing this Guaranty, you authorize us to obtain credit bureau reports for credit and collection purposes.

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